EXHIBIT 32
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                           CERTIFICATIONS OF
          CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                  PURSUANT TO 18 U.S.C. SECTION 1350,
              AS ADOPTED PURSUANT TO SECTION 906 OF THE
                      SARBANES-OXLEY ACT OF 2002
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     The following statement is provided by the undersigned to accompany the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ARVIDA/JMB PARTNERS, L.P.




                                       /s/   Gary Nickele
                                       ------------------------------
                                       Gary Nickele
                                       Chief Executive Officer




                                       /s/   Gailen J. Hull
                                       ------------------------------
                                       Gailen J. Hull
                                       Chief Financial Officer and
                                       Principal Accounting Officer